United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8820
                                   ---------------------------------------------

         The Markman MultiFund Trust
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

       6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip code)

Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code:  (952) 920-4848
                                                   -----------------------------

Date of fiscal year end:   12/31
                        ------------

Date of reporting period:  06/30/04
                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Markman Total Return Portfolio Semiannual Report

                                                                    MARKMAN
                                                                    TOTAL RETURN
                                                                    PORTFOLIO

--------------------------------------------------------------------------------
                               Semi-Annual Report
--------------------------------------------------------------------------------

                                                                   June 30, 2004
                                                                   (Unaudited)

A MARKET BEWITCHED, BOTHERED AND BEWILDERED. AND OFF ITS MEDS.

DEAR FELLOW SHAREHOLDERS,

The first half of 2004 ended on a successful, if unexciting, note for your Fund. Our Total Return Portfolio gained 3.99% through June 30. This is slightly ahead of the 3.44% return of the S&P 500 Index and the 2.73% return of our comparative benchmark blend (80% S&P 500 / 20% Lehman Intermediate Government Bond Index).

It was a tough six months for many funds, as exhibited from the fact that, even though these numbers are nothing "to write home about," they were good enough to place us in the top 3% of our Lipper Flexible Portfolio Category(1) and the top 18% of our Morningstar Large Cap Blend Category(2) for the first six months of 2004. Our 29.6% return over the trailing 12 month period places us in the top 1% of both categories. That said, I can't emphasize enough just how difficult, treacherous, and confusing the investment environment has been for the past couple of quarters.

WHAT THE @#!!%$#@!! IS GOING ON?!

I  started  investing  money  for  clients  soon  after  Ronald  Reagan's  First
Inaugural. Through all the intervening years I never thought I'd see the day when my most cautious, pessimistic clients would sing the same tune as those most optimistic and aggressive. But that day has arrived. Everyone seems bedeviled by the same question: if the economy is growing, if people are going back to work, if corporate earnings are getting better and better--why isn't the market going up? And why, when a company announces earnings results that meet and often beat everyone's expectations, does the stock plummet on a wave of selling?

Some days the market conversation is distracted: "As we look ahead to upcoming earnings reports--OHH, MARTHA IS BEING SENTENCED, BUY!--an analysis of growth of imports shows--YIKES DID YA SEE THOSE ABU GHRAIB PICS--SELL!"

Some days the market conversation is impulsive: "Oh my God, the economy's growing, rates will go up. Don't wait or bother to think how much rates will rise and how or whether they will affect stocks, just sell everything interest sensitive! Now!"

Most days the market conversation is hyperactive: "Everything's cheap from China so watch out for inflation. No, wait, China's buying everything like crazy so watch out for inflation. No, no, wait, China is growing too fast. Hey, here's an idea: China is gonna slow down TOO fast and crash. No, wait..."

Clearly this is a market that seems to have "gone off its meds." (There is an indicator used to measure the overall health of the market that tracks the number of stocks advancing against the number of stocks declining, called the Advance/Decline Line, or A/D line. Maybe it's time for a new A/D line: the "Attention Deficit Line.")

SOLID POSITIVES IN OUR VIEW

Even though participation in this trend-less market is about as satisfying as undergoing dental work while listening to paint dry, there are a number of specific positives that should eventually lead us to higher stock prices.

      o Though interest rates have risen, the move is from an historic low, and their current level should not impact business or consumer activity to any significant extent. And, unlike just a few months ago, it now looks like rates may not rise much from these levels.

      o Three years of cost cutting along with other productivity enhancing moves, has buoyed corporate profitability.

      o Cash on hand held by many of the country's largest companies is at record levels: double what it was during the boom year of 1999. The deployment of that cash should translate into strong corpo- rate expansion and merger activity.

PERFORMANCE: MARKMAN TOTAL RETURN PORTFOLIO

   [The following table was depicted as a bar chart in the printed material.]

                        1/1/04 - 6/30/04

                   BLEND        S&P 500        MTRPX
                   -----        -------        -----
                   2.73%         3.44%         3.99%

--------------------------------------------------------------------------------
(1) THE LIPPER FLEXIBLE PORTFOLIO CATEGORY: Funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.

(2) THE MORNINGSTAR LARGE CAP BLEND CATEGORY: Funds that have portfolios that are fairly representative of the overall stock market in both size, growth rates, and price. These funds tend to invest across the spectrum of U.S. industries.

================================================================================
                                                Markman Total Return Portfolio 1

      o Aside from the usual anecdotal suspects that are regularly trotted out (tech stocks and the like) the market is not, in our opinion, particularly overvalued. In fact, given expected earnings growth, many believe a number of market sectors to be undervalued. Many shareholders may be surprised to learn that the PE of the S&P 500-- even with its advance over the last twelve months--is actually lower than it was a year ago.

      o Fear and skepticism seem to out- weigh greed and optimism in the minds of both institutional and individual investors. Markets rarely plummet and often rise from that psychological starting point.

THE GAP BETWEEN SHOULD AND WILL

All well and good. Yet a look back on some historic data for the past forty years suggests that a growing economy does not inevitably translate into significant market returns. (And conversely, market returns can, and have, often far outpaced on the upside the reality in the economy.) I find it very interesting to note that from 1964 to 1981, when the economy (GDP) grew by 364%, the Dow remained essentially flat for the period. Yet during the next seventeen years, 1981-1998, the Dow rose 1000% while the GDP grew only 177%. Even accounting for the differences in interest rates, inflation, and a whole host of other realities and expectations, I still often find myself brought up short when I look at these numbers. There are some who might be inclined to use stats like that to support a macro call for a flat market for the coming decade.

--------------------------------------------------------------------------------
"SUCCESS IS MOST LIKELY TO COME TO THOSE WHO HAVE THE CAPABILITY TO EXECUTE AS AN APPROACH THAT IS--FOR WANT OF A BETTER WORD--ECLECTIC."
--------------------------------------------------------------------------------

Does this mean that investors might expect little or no return for the market over the next several years? Though one cannot dismiss this as a possibility, I don't really think that is the message. I believe the valuable take-away from this is that there may be times when the broad market does a poor job of reflecting opportunities in smaller sub sectors of the market. And that time, often considered the ultimate salve for investors, may indeed not be the current key to winning on Wall Street. We should probably be open to the possibility that, even in the face of increased corporate growth, new inventions, and a better overall economic landscape, there may well be other forces and events--unknown to us now--that could cap returns in the broad market.

The tactical and strategic implications of this are enormous. In the absence of a long term "rising tide," the wisdom of buy and hold could be questioned. Perhaps the smartest investors over the next decade will be those more willing and able to capture at least some short term trading profits in their portfolio. (Heresy!) And if the broad market is expending much of its energy just trending sideways, shouldn't we also reconsider the degree to which we implement the conventional wisdom to broadly diversify one's portfolio? (Heresy again! Stop that, Bob!)

A little side bar on conventional wisdom and diversification: I've noted recently that the press is tentatively picking up on some recent academic studies demonstrating that international diversification does not provide much, if any, buffer during rocky times in the U.S. Of course, there were a number of gluttons for punishment who read my book almost five years ago and were treated to the same conclusion: "There is absolutely no evidence to suggest that you can count on international diversification to act as a cushion during declining markets here in the U.S." [Hazardous to Your Wealth, page 61.] I interject this by way of explanation that when a foreign stock is bought for the Total Return Portfolio, it most likely will be an offensive play for its growth potential, not as a defensive stabilizer.

--------------------------------------------------------------------------------
CONCLUSIONS AND TACTICAL APPLICATION
--------------------------------------------------------------------------------

Are we indeed headed for a long term sideways grind in the market? As I noted previously I'd certainly be surprised. But then who can know with certainty? What I do know--and what I want to be sure I communicate to you--is that no matter which scenario unfolds, success is most likely to come to those who have the capability to execute an approach that is--for want of a better word--eclectic. What that means, in terms of specific tactics is:

o We won't be limited by market cap. If we're not finding both small cap and large cap stocks with good growth potential, we may not be looking hard enough.

o We won't be limited by only one methodology: value, growth, growth-at-a-reasonable price, momentum, etc. Each methodology has been proven to uncover good investment opportunities over time. Depending on where we are in the economic cycle, and depending on what industry or market segment we may be looking at, these multiple "lines in the water" may hook a sufficient number of good catches for us.

o The mystical "ten-bagger" that Peter Lynch talks about (i.e., the great stock you hold long term that goes up ten fold) is extremely rare. While always looking for--and having the patience to nurture--the big long term score, we'll be open to recognizing time periods when the most the market will give up is singles and doubles.

o We'll make an all out effort to keep trading costs as low as possible so that, when forced to make short term moves, commissions won't drive the decision process.


================================================================================
2 June 30, 2004

--------------------------------------------------------------------------------
A RUNDOWN OF THE MAJOR PORTFOLIO MOVES SINCE OUR LAST REPORT.
--------------------------------------------------------------------------------

WE REDUCED OUR FINANCIAL SERVICES ALLOCATION FROM 16.8% OF THE PORTFOLIO TO 7.6%. Last year putting money to work in this sector was like shooting fish in a barrel, and some of these stocks have already experienced significant moves. But with interest rates no longer trending downward, we're starting to see the better managed corporate entities with significant competitive advantages separate from the flotsam and jetsam that rallied last year. There are still attractive purchase candidates--just not as many as before.

WE INCREASED OUR MEDICAL ALLOCATION FROM 2.1% OF THE PORTFOLIO TO 11.3%. There are a number of compelling possibilities in this area, which broadly encompasses growth opportunities ranging from generic drugs to laser eye surgery to HMOs to artificial hips. I can see our exposure increasing a bit more in this area.

WE WENT FROM NO ENERGY EXPOSURE TO A 6.1% ALLOCATION. Large demand from China, combined with the ongoing threat of terrorist disruption may keep oil prices high. So I expect profitability for many of these companies to remain strong. This sector has already seen a strong run-up based on this, but I consider valuations to still be attractive. As events unfold, I can see the possibility of increasing our energy exposure even more.

WE INCREASED SPECIALTY RETAILING FROM 4.2% TO 9.1%. There sure are a lot of innovative and well run companies pitching to consumers these days. The category is so broad, and so filled with good global selections that I sometimes fantasize about running a portfolio exclusively composed of retailers. For now, pet food, air mattresses, designer jeans and a cup of Joe will have to do. There are, though, a number of well known names on my close watch list that could find their way into the portfolio at the right price.

WE ELIMINATED OUR RUSSIAN WIRELESS PLAYS, WHICH HAD BEEN 6.0% OF THE PORTFOLIO. This was just a short term strategic trade. We did well with these stocks, but as the second quarter wore on, political and banking uncertainty in Russia injected a new element of risk and began to erode share prices. Nevertheless, our view is that these are very good companies with remarkable growth prospects. I hope to be able to buy back in soon at lower prices.

WE REDUCED OUR BOND FUND EXPOSURE FROM 15.5% TO 3.8% AND INCREASED OUR REIT EXPOSURE FROM 4.7% TO 15.6%. In early April, the market seemed to wake up to the fact that the economy was, indeed, growing and that interest rates would stop falling and would likely begin to go back up to reflect stronger economic activity. The forward-looking scenario for bonds thus looked less attractive than a few months earlier. At the same time, in a mindless fit of panic, the market lumped REITS in with other asset groups like bonds that go down when rates go up. Occurring as this did, close to a multi-year peak in REIT prices, the result was carnage in the REIT sector. Prices declined precipitously in the span of just five weeks. Of course, what those who sold in panic failed to understand was that if interest rates are rising due to a stronger economy, that is a positive for REITS. It should mean a healthier rental and leasing environment, one that should support REIT prices. So we were faced with a classic opportunity to buy, at what thus far appears to be the low for the year, and lock in some attractive yields.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS

of the Stock Portfolio 06/30/04

Pentair, Inc.                               3.4%
------------------------------------------------
Nortel Networks Corporation                 3.2%
------------------------------------------------
Fisher Scientific
International, Inc.                         3.2%
------------------------------------------------
The Chicago
Mercantile Exchange                         3.2%
------------------------------------------------
Cohen and Steers Premium
Income Fund, Inc.                           3.1%
------------------------------------------------
Cohen and Steers REIT and
Preferred Income Fund, Inc.                 3.0%
------------------------------------------------
Stratton Monthly Dividend REIT              2.9%
------------------------------------------------
Microsoft                                   2.9%
------------------------------------------------
Teva Pharmaceutical
Industries Ltd.-ADR                         2.8%
------------------------------------------------
eBay, Inc.                                  2.8%
------------------------------------------------
TOTAL IN TOP TEN                           30.5%
--------------------------------------------------------------------------------

================================================================================
                                                Markman Total Return Portfolio 3

MARKET CAPS 6/30/04

(As a percentage of the stock portion of the portfolio)
-------------------------------------------------------
Small (under $1.5 billion)                          18%
-------------------------------------------------------
Medium ($1.5-$10 billion)                           24%
-------------------------------------------------------
Large (over $10 billion)                            58%
-------------------------------------------------------

[PIE CHART OMITTED]

KEY RATIOS
of the Stock Portfolio 06/30/04

                                 MTRPX            S&P 500
Weighted
Median
Forward P/E
Ratio                             15.9x            17.5x
---------------------------------------------------------
Weighted
Median
Earnings
Growth Rate                       14.8%            11.1%
---------------------------------------------------------
PEG (Price to
Earnings Growth)                  1.07             1.58
---------------------------------------------------------
Price to Book                      2.5x             2.8x
---------------------------------------------------------
Price to Sales                     1.6x             1.5x
---------------------------------------------------------

THE SKINNY ON OUR TRADING COSTS: THEY'RE SKINNY!

We have, from our first report to you, always reported the actual costs of buying and selling securities both in actual dollars and percentage costs. In our Annual Report for 2003 I noted that even though our commission expenses were already low, we hoped to reduce them even further in 2004. I am pleased to report to you that we have succeeded so far this year in doing so. Actual commission expenses for 2004, through June 30 totaled $28,887. This represents an expense of five basis points (five hundredths of one percent). Annualized, it comes to ten basis points. Our commission expenses in 2003 were 13 basis points, so our rate this year seems to be some 23% less than it was last year.

I feel it is very important to put this in the context of what is happening in the broader fund industry. Certainly, with all the myriad of funds, one will find a wide range of costs in the area of trading expenses. What appears to me to be a reasonable perspective was noted in a Wall Street Journal article(A) this past March that reported on a Lipper study of fund commissions. While Lipper found a number of "outliers" that had very large trading costs, the average of the two thousand funds they examined was 41 basis points. By my calculations, that makes our 10 basis points some 75% lower than the industry average.

I want to stress these numbers because someone looking at the Total Return Portfolio's turnover rate could very well assume that we were subjecting shareholders to large trading costs. That is not true. Yes, we trade often in the Fund. Yes, our turnover rate has tended to be high. But no, that does not mean you as a shareholder are paying high expenses. We have worked hard to institute systems and processes that enable us to both trade as we need and to keep brokerage costs significantly below the industry norm.

So next time someone tries to tell you that high turnover means higher brokerage costs, tell them, as the song goes, "It ain't necessarily so." The Markman Total Return Portfolio proves that a higher turnover rate can go hand in hand with some of the lowest commission expenses in the industry.

/s/ Bob Markman

--------------------------------------------------------------------------------
(A) Source: John Hechinger, "Decifering Funds' Hidden Costs", WALL ST J., Mar 17, 2004 @ D1, D3

================================================================================
4 June 30, 2004

PORTFOLIO OF INVESTMENTS Markman Total Return Portfolio--June 30, 2004
(Unaudited)

Shares                                                              Market Value
COMMON STOCKS 82.3%
MEDICAL 11.3%
33,000      Fisher Scientific International, Inc.*                 $   1,905,749
25,000      Teva Pharmaceutical
            Industries Ltd. - ADR                                      1,682,250
60,000      VISX, Inc.*                                                1,603,200
25,000      UnitedHealth Group, Inc.                                   1,556,250
                                                                   $   6,747,449
SPECIALTY RETAILING 9.1%
37,000      Starbucks Corporation*                                 $   1,608,760
50,000      Select Comfort Corporation                                 1,420,000
25,000      V.F. Corporation                                           1,217,500
35,000      Petsmart, Inc.                                             1,135,750
                                                                   $   5,382,010
ELECTRONICS/TECHNOLOGY 8.6%
382,000     Nortel Networks Corporation*                           $   1,906,180
60,000      Microsoft                                                  1,713,600
67,000      SanDisk Corporation*                                       1,453,230
                                                                   $   5,073,010
FINANCIAL SERVICES 7.6%
13,000      The Chicago Mercantile Exchange                        $   1,876,810
19,499      Countrywide Financial Corporation                          1,369,805
18,000      Capital One Financial Corporation*                         1,230,840
                                                                   $   4,477,455
LEISURE 6.6%
37,000      Winnebago Industries, Inc.                             $   1,379,360
30,000      Royal Caribbean Cruises Ltd.                               1,302,300
25,000      Marriott International, Inc. - Class A                     1,247,000
                                                                   $   3,928,660
ENERGY 6.1%
15,000      Valero Energy Corporation                              $   1,106,400
20,000      Allliance Resource Partners                                  932,800
30,000      Tesoro Petroleum Corporation*                                828,000
25,000      Knightsbridge Tankers Ltd.                                   722,500
                                                                   $   3,589,700
MANUFACTURING 5.9%
60,000      Pentair, Inc.                                          $   2,018,400
45,000      Tyco International Ltd.                                    1,491,300
                                                                   $   3,509,700
HOME BUILDERS / BUILDING MATERIAL 5.4%
30,000      American Standard Companies, Inc.                      $   1,209,300
25,000      Toll Brothers, Inc.*                                       1,058,000
20,000      Centex Corporation                                           915,000
                                                                   $   3,182,300
DEFENSE 4.9%
15,000      General Dynamics                                       $   1,489,500
39,000      Ceradyne, Inc.                                             1,395,030
                                                                   $   2,884,530
CONSUMER / BUSINESS SERVICES 4.5%
55,000      Cendant Corporation*                                   $   1,346,400
15,000      Apollo Group, Inc.                                         1,324,350
                                                                   $   2,670,750
REAL ESTATE INVESTMENT TRUST 4.2%
25,000      The Mills Corporation                                  $   1,167,500
15,000      Vornado Realty Trust                                         856,650
25,000      Nationwide Health Properties, Inc.                           472,500
                                                                   $   2,496,650
INTERNET COMMERCE 2.8%
18,000      eBay, Inc.                                             $   1,655,100
AUTOMOTIVE 2.8%
20,000      Toyota Motor Corporation                               $   1,632,400
DIVERSIFIED INDUSTRIAL/MEDICAL/FINANCIAL 2.5%
45,000      General Electric Company                               $   1,458,000
TOTAL COMMON STOCKS                                                $  48,687,714

REIT FUNDS 11.4%
105,800     Cohen & Steers Premium
            Income Realty Fund, Inc.                               $   1,845,152
76,900      Cohen & Steers REIT and
            Preferred Income Fund, Inc.                                1,779,466
53,039      Stratton Monthly Dividend REIT                             1,740,726
77,000      Scudder RREEF Real Estate Fund, Inc.                       1,403,710
TOTAL REIT FUNDS                                                   $   6,769,054

BOND FUNDS 3.8%
118,573     PIMCO Emerging Markets
            Bond Fund - INST Class                                 $   1,178,614
121,800     Dreyfus High Yield Strategies Fund                           555,408
67,223      Northeast Investors Trust                                    504,844
TOTAL BOND FUNDS                                                   $   2,238,866

MONEY MARKET FUNDS 1.3%
759,042     5/3 Prime Money Market Fund                            $     759,042

TOTAL INVESTMENT SECURITIES
(Cost $49,709,996) 98.8%                                           $  58,454,676

OTHER ASSETS IN EXCESS
OF LIABILITIES 1.2%                                                      706,678

NET ASSETS 100.0%                                                  $  59,161,354

* Non-income producing security.
ADR - American Depository Receipt.

See accompanying notes to financial statements.
================================================================================
                                                Markman Total Return Portfolio 5

STATEMENT OF ASSETS
AND LIABILITIES June 30, 2004 (Unaudited)

ASSETS
  Investment securities:
     At acquisition cost                                          $  49,709,996
                                                                  =============
     At value                                                     $  58,454,676
  Accrued income                                                         33,759
  Receivable for securities sold                                      1,564,294
  Other Assets                                                           32,132
                                                                  -------------
     TOTAL ASSETS                                                    60,084,861
                                                                  -------------
LIABILITIES
  Payable for securities purchased                                      864,515
  Payable for capital shares redeemed                                     5,431
  Payable to Adviser                                                     35,324
  Payable to affiliates                                                   7,920
  Other accrued expenses and liabilities                                 10,317
                                                                  -------------
     TOTAL LIABILITIES                                                  923,507
                                                                  -------------
NET ASSETS                                                        $  59,161,354
                                                                  =============
  Net assets consist of:
  Paid-in capital                                                 $ 106,427,206
  Undistributed net investment income                                   188,191
  Accumulated net realized losses
     from security transactions                                     (56,198,723)
  Net unrealized appreciation on investments                          8,744,680
                                                                  -------------
NET ASSETS                                                        $  59,161,354
                                                                  =============
Shares of beneficial interest outstanding
  (unlimited number of, no par value)                                 6,308,135
                                                                  =============
Net asset value, offering price and
  redemption price per share                                      $        9.38
                                                                  =============

See accompanying notes to financial statements.

================================================================================

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME
  Dividends                                                         $   569,454
                                                                    -----------
EXPENSES
  Investment advisory fees                                              220,377
  Administration fees                                                    26,921
  Sub transfer agent fees                                                23,099
  Professional fees                                                      18,268
  Transfer agent fees                                                    17,177
  Accounting services fees                                               17,177
  Postage and supplies                                                   12,106
  Registration fees                                                      11,099
  Custodian fees                                                         11,065
  Shareholder report costs                                                9,119
  Trustees fees and expenses                                              8,391
  Other expenses                                                          6,467
                                                                    -----------
  TOTAL EXPENSES                                                        381,266
                                                                    -----------
NET INVESTMENT INCOME                                                   188,188
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized gains from security transactions                         7,419,449
Net change in unrealized appreciation/depreciation
  on investments                                                     (5,295,293)
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS                                                        2,124,156
                                                                    -----------
NET INCREASE IN NET ASSETS
FROM OPERATIONS                                                     $ 2,312,344
                                                                    ===========

See accompanying notes to financial statements.
================================================================================
6 June 30, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the         For the
                                                                                           Six Months      Year Ended
                                                                                       Ended June 30,    December 31,
                                                                                                 2004            2003
                                                                                          (Unaudited)
FROM OPERATIONS
     Net investment income                                                               $    188,188    $    507,879
     Net realized gains from security transactions                                          7,419,449       4,625,636
     Net change in unrealized appreciation/depreciation on investments                     (5,295,293)     14,252,089
                                                                                         ------------    ------------
     Net increase (decrease) in net assets from operations                                  2,312,344      19,385,604
                                                                                         ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                                                    --        (507,876)
                                                                                         ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                                              4,366,348       4,229,619
     Net asset value of shares issued in reinvestment of distributions to shareholders             --         496,866
     Payments for shares redeemed                                                          (7,131,002)    (16,286,159)
                                                                                         ------------    ------------
Net decrease in net assets from capital share transactions                                 (2,764,654)    (11,559,674)
                                                                                         ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      (452,310)      7,318,054
NET ASSETS
     Beginning of period                                                                   59,613,664      52,295,610
                                                                                         ------------    ------------
     End of period                                                                       $ 59,161,354    $ 59,613,664
                                                                                         ------------    ------------
ACCUMULATED NET INVESTMENT INCOME                                                        $    188,191    $          3
                                                                                         ------------    ------------
CAPITAL SHARE ACTIVITY
     Sold                                                                                     481,013         572,074
     Reinvested                                                                                    --          55,085
     Redeemed                                                                                (784,264)     (2,323,254)
                                                                                         ------------    ------------
     Net decrease in shares outstanding                                                      (303,251)     (1,696,095)
     Shares outstanding, beginning of period                                                6,611,386       8,307,481
                                                                                         ------------    ------------
     Shares outstanding, end of period                                                      6,308,135       6,611,386
                                                                                         ============    ============

See accompanying notes to financial statements.

================================================================================
FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                         For the                  Year                Year                   Year
                                                      Six Months                 Ended               Ended                  Ended
                                                  Ended June 30,          December 31,        December 31,           December 31,
                                                2004 (Unaudited)                  2003                2002                   2001
Net asset value at beginning of period               $      9.02           $      6.30         $      8.69            $     11.67
                                                     -----------           -----------         -----------            -----------
Income (loss) from investment operations:
  Net investment income                                     0.03                  0.08                0.18                   0.24
  Net realized and unrealized gains (losses)
     on investments                                         0.33                  2.72               (2.40)                 (2.98)
                                                     -----------           -----------         -----------            -----------
Total from investment operations                            0.36                  2.80               (2.22)                 (2.74)
                                                     -----------           -----------         -----------            -----------
Less distributions:
  Dividends from net investment income                      --                   (0.08)              (0.17)                 (0.24)
  Distributions from net realized gains                     --                    --                  --                     --
                                                     -----------           -----------         -----------            -----------
Total distributions                                         --                   (0.08)              (0.17)                 (0.24)
                                                     -----------           -----------         -----------            -----------
Net asset value at end of period                     $      9.38           $      9.02         $      6.30            $      8.69
                                                     ===========           ===========         ===========            ===========
Total return                                                3.99%(b)             44.40%             (25.63%)               (23.54%)
                                                     ===========           ===========         ===========            ===========
Net assets at end of period (000s)                   $    59,161           $    59,614         $    52,296            $    37,546
                                                     ===========           ===========         ===========            ===========
Ratio of net expenses to average net assets                 1.29%(c)              1.50%               0.96%                  0.95%
Ratio of net investment income to average net assets        0.64%(c)              0.97%               1.89%                  2.32%
Portfolio turnover rate                                      437%(c)               228%                145%(a)                162%

                                                                  Year                Year
                                                                 Ended               Ended
                                                          December 31,        December 31,
                                                                  2000                1999
Net asset value at beginning of period                     $     16.69         $     13.35
                                                           -----------         -----------
Income (loss) from investment operations:
  Net investment income                                           0.11                0.31
  Net realized and unrealized gains (losses)
     on investments                                              (4.35)               4.43
                                                           -----------         -----------
Total from investment operations                                 (4.24)               4.74
                                                           -----------         -----------
Less distributions:
  Dividends from net investment income                           (0.10)              (0.29)
  Distributions from net realized gains                          (0.68)              (1.11)
                                                           -----------         -----------
Total distributions                                              (0.78)              (1.40)
                                                           -----------         -----------
Net asset value at end of period                           $     11.67         $     16.69
                                                           ===========         ===========
Total return                                                    (25.38%)             35.49%
                                                           ===========         ===========
Net assets at end of period (000s)                         $    64,572         $   100,799
                                                           ===========         ===========
Ratio of net expenses to average net assets                       0.95%               0.95%
Ratio of net investment income to average net assets              0.64%               1.98%
Portfolio turnover rate                                            142%                 68%

(a) This calculation does not include securities acquired in the acquisitions (see Note 4).
(b)   Not annualized.
(c)   Annualized.

See accompanying notes to financial statements.

================================================================================
                                                Markman Total Return Portfolio 7

NOTES TO FINANCIAL STATEMENTS June 30, 2004 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers one series of shares to investors, the Markman Total Return Portfolio (the Portfolio). Prior to December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of their respective net assets for shares of the Portfolio (see Note 4). The performance and accounting history of the Markman Moderate Allocation Portfolio is being assumed by the Portfolio. The total returns of the Portfolio are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

The Portfolio seeks maximum total return with reduced risk by investing in individual securities, open-end mutual funds, closed-end funds and exchange traded funds. The Portfolio seeks to minimize risk through allocation among asset classes and through global diversification.

The following is a summary of the Trust's significant accounting policies:

SECURITIES VALUATION -- Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Shares of open-end mutual funds and money market funds in which the Portfolio invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

SHARE VALUATION -- The net asset value per share of the Portfolio is calculated daily by dividing the total value of assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Portfolio records distributions of short-term capital gains made by mutual funds in which the Portfolio invests as dividend income and long-term capital gains made by mutual funds in which the Portfolio invests as realized gains.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Portfolio's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Portfolio so qualifies and distributes at least 90% of its taxable net income, the Portfolio (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Portfolio's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

The Portfolio files a tax return annually using tax accounting methods required under provisions of the Code that may differ from accounting principles generally accepted in the United States, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Portfolio invests and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Portfolio's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to accounting principles generally accepted in the United States.

The following information is computed on a tax basis as of December 31, 2003:

--------------------------------------------------------------------------------
Cost of portfolio
  investments                                                      $ 46,010,415
                                                                   ============
Gross unrealized
  appreciation on
  investments                                                      $ 13,918,760
                                                                   ------------
Gross unrealized
  depreciation on
  investments                                                          (234,898)
                                                                   ------------
Net unrealized
appreciation on
investments                                                          13,683,862

Undistributed net
investment income                                                             3

Capital loss carryforward                                           (63,262,061)
                                                                   ------------
Accumulated deficit                                                $(49,578,196)
                                                                   ============
--------------------------------------------------------------------------------

As of December 31, 2003, the Portfolio had a net capital loss carryforward of $63,262,061 of which $11,601,633 will expire in 2008, $35,711,878 will expire in
2009 and $15,948,550 will expire in 2010. To the extent future capital gains are offset by capital loss

================================================================================
8 June 30, 2004
carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carry-forwards, brought forward as a result of the acquisitions described in Note 4, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

The tax character of distributions paid by the Portfolio for the years ended December 31, 2003 2002 was as follows:

--------------------------------------------------------------------------------
                                                       2003                 2002
From ordinary
    Income                                         $507,876             $432,877
--------------------------------------------------------------------------------

2. INVESTMENT TRANSACTIONS

During the period ended June 30, 2004, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $124,626,399 and $128,719,336, respectively.

3. TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT

The Portfolio's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective December 30, 2002, the Portfolio pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Portfolio.

On May 28, 2004, the Board of Trustees approved a change to the investment management agreement between the Portfolio and the Adviser increasing the base-management fee payable to the Adviser, and adding a performance-based fee adjustment and a series of breakpoints subject to shareholder approval. As of the date of this report, there has not been a shareholder vote.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Portfolio. IFS coordinates the preparation of tax returns for the Portfolio, reports to shareholders of the Portfolio, reports to and filings with the Securities and Exchange Commission and state securities commissions and necessary materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Portfolio's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of the Portfolio. For the performance of these services, the Portfolio pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Portfolio pays out-of-pocket expenses including, but not limited to, postage and supplies.

4. ACQUISITIONS

On December 30, 2002, the Portfolio acquired all of the net assets of the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio pursuant to a Plan of Reorganization approved by their respective shareholders on December 27, 2002. The acquisition was accomplished by a tax-free exchange of 5,905,324 shares of the Portfolio (valued at $37,275,307) for the 3,983,745 and 1,275,901 shares of Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio, respectively, outstanding on December 30, 2002. Additionally, effective December 30, 2002, all shares of the Markman Moderate Allocation Portfolio, the "accounting survivor," were exchanged on a one-for-one, tax-free basis for shares of the Portfolio. Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio's net assets at that date, $27,522,748 and $9,752,559, respectively, including unrealized appreciation of $1,894,987 and unrealized depreciation of $209,310, respectively, and accumulated net realized losses from security transactions of $42,445,473 and $6,241,643, respectively, were combined with those of the accounting survivor, and ultimately, the Portfolio. The aggregate net assets of the Markman Moderate Allocation Portfolio, Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio immediately before the acquisition were $17,071,232, $27,522,748 and $9,752,559, respectively. The combined net assets of the Portfolio immediately following the acquisitions were $54,346,539.

5. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. PROXY VOTING GUIDELINES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility is available without charge, upon request, by calling 1-952-920-4848. It is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

================================================================================
                                                Markman Total Return Portfolio 9

MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is basic information regarding the Trustees and officers of the Markman MultiFund Trust (the "Trust").

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of         Other
                                                                                                 Portfolios in     Directorships
                           Position(s)     Term of Office(1)                                     Fund Complex      Held by Trustee
                           Held With       and Length of       Principal Occupation(s)           Overseen by       Outside the Fund
Name/Address/Age           Trust           Time Served         During Last 5 yrs                 Trustee           Complex
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Robert J. Markman(2)       Chairman of     Since Inception     President, Treasurer and          1                 N/A
6600 France Ave. South     the Board                           Secretary of Markman
Edina, MN 55435            and President                       Capital Management, Inc.
Age: 52
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.
(2) Mr. Markman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust and, accordingly, as investment adviser to the Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of        Other
                                                                                                Portfolios in    Directorships
                          Position(s)    Term of Office(1)                                      Fund Complex     Held by Trustee
                          Held With      and Length of         Principal Occupation(s)          Overseen by      Outside the Fund
Name/Address/Age          Trust          Time Served           During Last 5 yrs                Trustee          Complex
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Susan Gale                Trustee        Since Inception       Real Estate Advisor;             1                N/A
6600 France Ave. South                                         Edina Realty.
Edina, MN 55435
Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Melinda S. Machones       Trustee        Since Inception       Director of Technology           1                N/A
6600 France Ave. South                                         and Strategy, Duluth
Edina, MN 55435                                                New Tribune; Self-employed
Age: 49                                                        management and technology
                                                               consultant; Director of
                                                               Information Technologies,
                                                               The College of St. Scholastica.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Monahan        Trustee        Since Inception       Vice President-External          1                N/A
6600 France Ave. South                                         Relations, Ecolab.
Edina, MN 55435
Age: 53
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

------------------------------------------------------------------------------------------------------------------------------------
                            Position(s)
                            Held With      Term of Office and      Principal Occupation(s)
Name/Address/Age            Trust          Length of Time Served   During Last 5 yrs
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:

Judith E. Fansler           Secretary      Since Inception         Chief Operations Officer;
6600 France Ave. South      Treasurer      Since May 2003          Markman Capital Management, Inc.
Edina, MN 55435
Age: 53
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-800-707-2771.

================================================================================
10 June 30, 2004

--------------------------------------------------------------------------------
                                  STAY INFORMED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEBSITE PROVIDES UPDATES ON-LINE

For expanded performance information, portfolio allocations updated regularly, on-line access to the prospectus and forms, and other helpful information, log on to

www.markman.com
--------------------------------------------------------------------------------

THESE FORMS ARE AVAILABLE:

o Account Application
o IRA/Roth Application
o IRA transfer request
o Systematic Withdrawal Plan Request
o Automatic Investment Request
o Company Retirement Account Application
o 403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase the Markman Total Return Portfolio through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Total Return Portfolio through these discount brokers.

For additional forms or answers to any questions just contact the Markman Total Return Portfolio (between the hours of 8:30 AM and 5:30 PM EST). Toll-free:
800-707-2771.

PORTFOLIO/STRATEGY UPDATE
800-975-5463

Bob Markman's weekly market overview and portfolio activity report.

ONLINE
www.markman.com

Check for net asset values and more.

PRICELINE
800-536-8679

Up-to-the-minute net asset values and account values.

HELPLINE
800-707-2771

For a prospectus, an application form, assistance in completing an application, or for general administrative questions.

Markman
TOTAL RETURN
PORTFOLIO
-----------------------
For investors too smart
to do it themselves(R)

Investment Adviser
Markman Capital Management, Inc.
6600 France Avenue South
Minneapolis, Minnesota 55435
Telephone: 952-920-4848
Toll-free: 800-395-4848

Shareholder Services
c/o Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 54201-5354
Toll-free: 800-707-2771

Authorized for distribution only if preceded or accompanied by a current prospectus.

================================================================================
                                               Markman Total Return Portfolio 11

Markman
TOTAL RETURN
PORTFOLIO
-----------------------
For investors too smart
to do it themselves(R)

6600 France Avenue South
Minneapolis, Minnesota 55435

--------------------------------------------------------------------------------
                                                        FIRST CLASS
--------------------------------------------------------------------------------

ITEM 2.  CODE OF ETHICS.

Not required in semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable and not required in semiannual report filings.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule is included as part of The Markman Total Return Portfolio Semiannual Report file under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable to open-end investment management companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940), as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics. Not Applicable

(a)(2) Certifications required by Rule 31a-2(a) under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Markman MultiFund Trust


By (Signature and Title)

/s/ Robert J. Markman
----------------------------
Robert J. Markman
President

Date: September 9, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Markman
----------------------------
Robert J. Markman
President

Date: September 9, 2004


By (Signature and Title)

/s/ Judith E. Fansler
----------------------------
Judith E. Fansler
Treasurer and Chief Financial Officer

Date: September 9, 2004